GUARANTY


     THIS GUARANTY is executed by the undersigned, Network Event Theater, Inc., a Delaware corporation ("Guarantor"), in order to induce American Passage Media Corporation, a Washington corporation ("AP") to enter into an Asset Purchase Agreement dated September 13, 1996, the Subordinated Promissory Note and other agreements referenced therein (collectively, the "Agreements") with American Passage Media, Inc. (the "Company"). The Company is a subsidiary of Guarantor. In consideration of the foregoing, Guarantor hereby guarantees to AP, its successors and assigns, (i) the full and prompt payment of the Indebtedness, as hereinafter defined, on the terms and conditions set forth herein and (ii) the performance of all other obligations of the Company under the Agreements, as hereinafter defined.

          1. The term "Indebtedness" as used in this Guaranty shall mean and include any and all of the Company's liabilities, obligations, debts, and indebtedness to AP, direct or contingent, now existing or hereafter incurred or created arising out of or in respect of the Agreements, including, without limitation, all principal amounts, interest, fees, costs, expenses (including, without limitation, expenses of collection and attorneys' fees), taxes and indemnities.

          2. The obligations of Guarantor hereunder shall not be impaired, discharged, or in any manner affected as a result of: (i) the nonexistence of any of the Company as a legal entity; (ii) any lack of authority of any of the Company to execute the Agreements; (iii) the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of the Company; (iv) any receivership, insolvency, bankruptcy, reorganization or other similar proceeding affect any of the Company or Guarantor; or (v) any impairment, modification, release, discharge or limitation of the liability of the Company, or any modification, discharge or extension of the terms of any of the Indebtedness resulting from the operation of the United States Bankruptcy Code or any similar federal or state statute.

          3. This Guaranty is a guaranty of payment and not collection. The failure of AP to exercise any rights or remedies it has or may have against the Company shall in no way impair the obligations of Guarantor hereunder. The liability of Guarantor under this Agreement is and shall be direct.

          4. (A) Upon the happening of any event of default under the Agreements, including nonpayment of any amounts then due and the expiration of any applicable grace period, AP may immediately and at any time thereafter, without notice to the Company or any other person, make the Indebtedness immediately due and payable by Guarantor.

               (B) Upon telex or other written notice from AP to Guarantor of any event of default and request for payment, Guarantor shall immediately pay to AP any and all Indebtedness then due and payable in immediately available funds.

          5. Guarantor hereby consents to the following, none of which shall affect, change, or discharge the obligations of Guarantor under this Guaranty: (i) any renewal of, or extension
of the time    or times of payment of any portion of the
Indebtedness; (ii) acceptance by AP of any security of any kind;
(iii) surrender, release, reconveyance (partial or otherwise), exchange, impairment, or alteration of any security of any kind for the Indebtedness; (iv) acceleration of the maturity of the Indebtedness; (v) any forbearance, indulgence or waiver by AP under any of the Agreements; (vi) release (partial or otherwise), or alteration of the liability of, any maker, endorser, or guarantor of the Indebtedness; (vii) settlement or compromise of any claim of AP against the Company; (viii) the amendment, modification or extension of any of the Agreements, with or without notice to Guarantor.

          6. Guarantor hereby expressly waives (on its own behalf and not on behalf of the Company) the following: (i) notice of the acceptance of this Guaranty; (ii) notice of the amount of the Indebtedness now existing or which may hereafter exist; (iii) notice or demand for payment, notice of default or notice of nonpayment related to the Indebtedness; (iv) presentment, protest and notice of protest, as to the Indebtedness or as required under any of the Agreements; (v) notice of assignment or transfer, of any of the Agreements or the Indebtedness; (vi) all other notices to which Guarantor might otherwise be entitled in connection with this Guaranty, other than those expressly provided for in this Guaranty; (vii) any defense based upon an alleged election of remedies by AP; (viii) any defense based upon any claim that any exercise of any remedies by AP has impaired or destroyed Guarantor's rights of subrogation against the Company; (xi) any right to require AP to proceed against any of the Company or any other person, to proceed against or exhaust any security held by AP, or to pursue or exhaust any other remedy available to AP, before proceeding against Guarantor; and (x) any claim based upon the failure of AP to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any party.

          7. Guarantor shall reimburse AP for all costs and expenses, including without limitation, reasonable attorneys' fees, incurred by AP whether or not suit is instituted, in enforcing or exercising any rights, powers, privileges or remedies granted to AP under this Guaranty.

          8. This Guaranty shall inure to the benefit of AP, its successors and assigns.

          9. Guarantor acknowledges that it has taken and will hereafter take all steps necessary to at all times be fully informed about all aspects of the financial condition and business affairs of the Company that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges AP from any and all obligations, if any, to communicate to Guarantor any information whatsoever regarding the financial condition or business affairs of the Company.

          10. If now or hereafter the Company is or becomes insolvent, than at no time shall the Guarantor be or become a "creditor" of the Company within the meaning of II U.S.C. 547(b), or any successor provision of the federal bankruptcy laws.

          11. Guarantor acknowledges and agrees that Guarantor's obligations under this Guaranty shall apply to and continue with respect to any amount paid to AP that is subsequently recovered from AP for any reason whatsoever (including without limitation as a result of a bankruptcy, insolvency, or fraudulent conveyance proceeding).

          12. This instrument and the Agreements contain the entire agreement of the parties. It may not be modified or amended orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, modification, amendment, extension or discharge is sought.

          13. This Guaranty shall be governed by and shall be construed in accordance with the laws of the State of Washington.

          14.  NOTICE TO GUARANTOR: ORAL AGREEMENTS OR ORAL
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM
ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER
WASHINGTON LAW.

          15. Notwithstanding anything to the contrary in this Guaranty, the obligations of Guarantor are subject to all the terms and conditions of the respective Agreements and this Guaranty is not intended to expand the rights that AP would have against Guarantor if Guarantor had been a direct obligor to AP instead of the Company; accordingly with respect to those provisions of this Guaranty that relate to AP's right to enforce this Guaranty and to recover the costs incurred by it in enforcing this Guaranty, AP shall not have any rights under this Guaranty except to the extent that those rights are provided for in, or arise out of the express terms of, the Agreements.
Without limiting the generality of foregoing, (a) the obligations of Guarantor are subject to the subordination provisions of the Subordinated Promissory Note and the related Subordination Agreement and Guarantor shall not be obligated to make any payment under this Guaranty to the extent such payment would be prohibited under those subordination provisions, (b) AP's rights to indemnification shall be limited to those expressly stated in the Asset Purchase Agreement, provided however, any indemnification obligations of the Company contained in the Asset Purchase Agreement shall be deemed to be indemnification obligations of Guarantor, and (c) the Guarantor may assert and shall be entitled to the benefit of all defenses and counterclaims available to the Company.

                              GUARANTOR:
                              Network Event Theater, Inc.



                              By:  /s/  Harlan D. Peltz
                                        Harlan D. Peltz
                                        Chairman and Chief
                                        Executive Officer